UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 14, 2016
Date of report (date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware	001-37415	32-0454912
(State or other jurisdiction of incorporation or organization)	Commission File Number:	(I.R.S. Employer Identification No.)
800 N. Glebe Road, Suite 500, Arlington, Virginia 22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant of the registrant under any of the following circumstances:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 - Submission of Matters to a Vote of Security Holders.

(a) Evolent Health, Inc. (the “Company”) held its 2016 annual meeting of stockholders on June 14, 2016. At the 2016 annual meeting, the Company’s stockholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2016 annual meeting filed with the Securities and Exchange Commission on April 28, 2016. As of the record date of April 18, 2016, there were 42,565,019 shares of Class A common stock and 17,524,596 shares of Class B common stock (each entitled to one vote per share) outstanding and entitled to vote at the 2016 annual meeting.
(b) The final voting results with respect to each proposal voted upon at the 2016 annual meeting are set forth below.
Proposal 1
The Company’s stockholders elected by a majority of votes cast by the holders of Class A common stock and Class B common stock, voting together as one class, each of the three Class I director nominees named in the proxy statement to the Board of Directors for a three-year term expiring at the Company’s 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified, as set forth below:

	For	Against	Abstentions	Broker Non-Votes

David Farner	48,708,525	5,224,339	11,114	4,648,875
Michael Kirshbaum	48,708,800	5,224,064	11,114	4,648,875
Norman Payson, MD	48,711,444	5,224,034	8,500	4,648,875
Proposal 2

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2016, by the affirmative vote of a majority of votes cast by the holders of our Class A common stock and Class B common stock, voting together as one class, as set forth below:

For	Against	Abstentions	Broker Non-Votes
58,570,259	6,977	15,617	0

Proposal 3
The Company’s stockholders approved an amendment to the Company’s amended and restated certificate of incorporation to remove Section 11.03, the litigation costs provision, by the affirmative vote of a majority of the issued and outstanding shares of Class A common stock and Class B common stock, voting together as one class, as set forth below:

For	Against	Abstentions	Broker Non-Votes
58,561,687	23,959	7,207	0

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following document is filed as an exhibit to this report:

Exhibit
Number	Description of Exhibit
3.1	Second Amended and Restated Certificate of Incorporation of Evolent Health, Inc., effective June 14, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary
(Duly Authorized Officer)

Dated: June 15, 2016